Investor Meetings August 2015 Exhibit 99.1

Forward-Looking Statements
This
presentation
includes
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
with
respect
to
the
financial
condition,
liquidity,
results
of
operations,
future
performance
and
business
of
CNB
Financial
Corporation.
These
forward-looking
statements
are
intended
to
be
covered
by
the
safe
harbor
for
“forward-looking
statements”
provided
by
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements
are
those
that
are
not
historical
facts.
Forward-looking
statements
include
statements
with
respect
to
beliefs,
plans,
objectives,
goals,
expectations,
anticipations,
estimates
and
intentions
that
are
subject
to
significant
risks
and
uncertainties
and
are
subject
to
change
based
on
various
factors
(some
of
which
are
beyond
our
control).
Forward-looking
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“forecasts,”
“intends,”
“plans,”
“targets,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would”
and
“could.”
Such
known
and
unknown
risks,
uncertainties
and
other
factors
that
could
cause
the
actual
results
to
differ
materially
from
the
statements,
include,
but
are
not
limited
to:
(i)
changes
in
general
business,
industry
or
economic
conditions
or
competition;
(ii)
changes
in
any
applicable
law,
rule,
regulation,
policy,
guideline
or
practice
governing
or
affecting
financial
holding
companies
and
their
subsidiaries
or
with
respect
to
tax
or
accounting
principles
or
otherwise;
(iii)
adverse
changes
or
conditions
in
capital
and
financial
markets;
(iv)
changes
in
interest
rates;
(v)
higher
than
expected
costs
or
other
difficulties
related
to
integration
of
combined
or
merged
businesses;
(vi)
the
inability
to
realize
expected
cost
savings
or
achieve
other
anticipated
benefits
in
connection
with
business
combinations
and
other
acquisitions;
(vii)
changes
in
the
quality
or
composition
of
our
loan
and
investment
portfolios;
(viii)
adequacy
of
loan
loss
reserves;
(ix)
increased
competition;
(x)
loss
of
certain
key
officers;
(xi)
continued
relationships
with
major
customers;
(xii)
deposit
attrition;
(xiii)
rapidly
changing
technology;
(xiv)
unanticipated
regulatory
or
judicial
proceedings
and
liabilities
and
other
costs;
(xv)
changes
in
the
cost
of
funds,
demand
for
loan
products
or
demand
for
financial
services;
(xvi)
other
economic,
competitive,
governmental
or
technological
factors
affecting
our
operations,
markets,
products,
services
and
prices;
and
(xvii)
our
success
at
managing
the
foregoing
items.
Such
developments
could
have
an
adverse
impact
on
our
financial
position
and
our
results
of
operations.
The
forward-looking
statements
are
based
upon
management’s
beliefs
and
assumptions.
Any
forward-looking
statement
made
herein
speaks
only
as
of
the
date
of
this
presentation.
Factors
or
events
that
could
cause
our
actual
results
to
differ
may
emerge
from
time
to
time,
and
it
is
not
possible
for
us
to
predict
all
of
them.
We
undertake
no
obligation
to
publicly
update
any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
developments
or
otherwise,
except
as
may
be
required
by
law.

CNB Financial Overview
Network of 38 branches through principal subsidiary, CNB Bank:
•
21 CNB Bank full-service branches in North Central Pennsylvania
•
8
full-service
branches
through
ERIEBANK,
a
division
of
CNB
Bank,
headquartered
in
Erie,
PA
•
9 full-service branches through FCBank, a division of CNB Bank, headquartered in Bucyrus, OH
Loan production offices in Hollidaysburg, PA and Ashtabula, OH
Holiday Financial Services Corporation is a consumer discount loan company with 12 offices
3
Source: SNL Financial and company data.  Information and data as of June 30, 2015
Full-service branches
Loan production offices
Full-service branches
Loan production offices
Full-service branches
Loan production offices
CNB Financial, the parent financial
holding company of CNB Bank,  is a
full-service, regional independent
community bank, headquartered in
Clearfield, PA, providing services,
including wealth and asset
management, to individuals,
businesses, governments, and
institutional customers
Key Financials (as of June 30, 2015):
•
Assets: $2.3 billion
•
Loans: $1.5 billion
•
Deposits: $1.9 billion
NASDAQ: “CCNE”

Strong Balance Sheet Growth
•
$1.5
billion
Total
Loans
–
10.9%
organic
growth
over
June
30,
2014
•
$1.9
billion
Total
Deposits
–
0.6%
growth
over
June
30,
2014
•
Non-interest bearing  demand deposits grew 14.4%
•
Partially offset by a 2.0% decline in savings deposits
Profitability YTD
•
1.01% annualized ROA
•
11.47% annualized ROE
•
$11.2 million Net Income
•
3.6% increase over $10.8 million for the same period in 2014
•
$0.77 earnings per share
•
2.7% increase over $0.75 for the same period in 2014
Superior Asset Quality
•
NPAs
/ Total Assets of 0.58%, down 4 bps from June 30, 2014
•
NCOs / Avg. Loans of 0.06% for CNB
Bank, 0.19% on a consolidated basis
•
ALL / Loans of 1.21%, down from 1.33% at June 30, 2014
Solid Capital Base
•
TCE
/ TA of 7.31%*
•
Leverage ratio of 8.61%
•
Common equity tier 1 ratio of 11.47%
•
Tier 1 Risk Based Ratio of 12.82%
•
Total Risk Based Capital Ratio of 14.00%
Financial Highlights –
2Q15

Note: Financial data as of or for the six months ended June 30, 2015
*Please see the Appendix for a reconciliation of non-GAAP financial information.

2015 Initiatives
Acquisition of land in Worthington, Ohio and begin construction process of FCBank flagship office
Acquisition of land in Altoona, PA and begin construction
process of full-service branch
Construction of new ERIEBANK full-service branch in Erie, PA that opened in January 2015
Focus on Commercial Real Estate lending in the Columbus
market

History of CNB Financial

1865: County
National Bank
of Clearfield
established
1934:
Reorganizes
through a stock
offering to existing
depositors
1984: Forms
CNB Financial
Corporation
holding
company
2005:
ERIEBANK is
formed
2005: Purchases assets
of Holiday Consumer
Discount Company and
forms Holiday Financial
Services Corporation
2006: Conversion
to a state banking
charter
2010: Joseph Bower
becomes CEO after
retirement of William
Falger
2008-2009: Receives
approval to raise $21
million  via TARP;
CNB chooses not to
participate
2010:
Capital
raise of $34.5
million
2013:
Acquisition of
FC Banc Corp.
headquartered
in Bucyrus,
Ohio with $360
million in
assets
2015: 150
th
Anniversary
Celebration
1865     1934     1984         2005
2006
2008
2009         2010          2013            2015

At June 30, 2015:
Eight branches
One loan production office
$464 million in loans and loan
growth of $47.1 million, or 11.3%,
since December 31, 2014
$616 million in deposits and
deposit growth of $21.3 million,
or 3.6%, since December 31,
2014
ERIEBANK, a division of CNB Bank, was created de novo in 2005

•
The acquisition of FC Banc Corp., which closed in the
fourth quarter of 2013, expanded CNB’s  geographic
footprint into Central Ohio with meaningful size and
scale
–
Entry into 5 new markets, similar to CNB
core markets
–
$386 million in total assets; $263 million in
loans; and $345 million in deposits as of
June 30, 2015
–
Loan growth of $11.0 million, or 4.4%,
since December 31, 2014
•
Opportunity to replicate CNB’s already
successful ERIEBANK model in a market
conducive to CNB’s business plan
•
Significant opportunity for both organic and
strategic growth going forward
•
EPS accretion realized in the first full combined
year without significant TBV dilution
Expansion into Ohio

CNB’s Experienced Management Team
Years at
Years in
Executive
Title
CCNE
Industry
Joseph B. Bower Jr.
President & Chief Executive Officer
18
22
Richard L. Greslick Jr.
SEVP
/ Chief Operating Officer & Secretary
17
17
Joseph E. Dell Jr.
EVP
/ Chief Lending Officer
2
31
Mark D. Breakey
SEVP
/ Chief Credit Officer
24
30
Brian W. Wingard
EVP
/ Chief Financial Officer & Treasurer
7
7
Vincent C. Turiano
EVP
/ Operations
6
42
Leanne D. Kassab
EVP
/ Marketing
19
21
Mary Ann Conaway
EVP
/ Human Resources
33
33
David J. Zimmer
President of ERIEBANK
10
31
J. Andrew Dale
President of FC Bank
2
28

0
0
0
0
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
Total Deposits
5-Year CAGR:
Total
11.2%
Organic  6.9%
Strong organic loan and deposit growth
through the financial crisis and recession
Fundamental focus on originating loans in-
market and funding with local, low-cost core
deposits while maintaining asset quality
The Bank strives to be more customer-
driven than its competitors and builds long-
term customer relationships by being
reliable and competitively priced
Loans and deposits at June 30, 2015
increased 10.9% and 0.6%, respectively,
compared June 30, 2014
Deposit growth in the second quarter of
2015 includes strong growth in non-
interest bearing  demand deposits of
14.4%, partially offset by a decline in
savings deposits of 2.0%
CNB anticipates strong loan growth and
nominal deposit growth across all of its
markets in 2015
Strong Organic Loan and Deposit Growth
10
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
5-Year CAGR:
14.5%
Organic  10.2%
Total
Total Loans

Diversified Loan Portfolio
$791 million
6.43% yield
11
$1.5 billion
5.05% yield
1-4 Family
34%
Construction
3%
Owner-
Occupied CRE
10%
Non-Owner
Occupied CRE
15%
C&I
28%
Consumer &
Other
10%
12/31/10
1-4 Family
37%
Farm
1%
Construction
3%
Multifamily
4%
Owner-
Occupied CRE
9%
Non-Owner
Occupied CRE
21%
C&I
16%
Consumer &
Other
9%
6/30/15

Attractive Deposit Mix
$1.2 billion
1.42% cost of deposits
12
$1.9 billion
0.53% cost of deposits
0
0
0.00
0
Non-
interest
Bearing
12.1%
MMDA &
Savings
56.1%
Retail CDs
17.5%
Jumbo CDs
14.2%
12/31/10
0
0
0.00
0
Non-
interest
Bearing
13.8%
MMDA &
Savings
75.2%
Retail CDs
6.1%
Jumbo CDs
4.9%
6/30/15

Total Portfolio $640 million
Tax Equivalent Book Yield 2.67%
Modified Duration 4.1 years
Price Change +300 bps (12.3%)
Available-for-Sale Investment Portfolio
June 30, 2015
13
Total Portfolio $686 million
Tax Equivalent Book Yield 2.61%
Modified Duration 4.1 years
Price Change +300 bps (12.2%)
December 31, 2014
U.S. Gov't
Agencies
23%
Municipals
26%
U.S. Gov't
Wrapped
Resi/Multi-
Family Mtgs
39%
SBA
9%
Corporate
3%
Other
0%
U.S. Gov't
Agencies
24%
Municipals
28%
U.S. Gov't
Wrapped
Resi/Multi-
Family Mtgs
36%
SBA
9%
Corporate
3%
Other
0%

Deposit Market Share
Source:  SNL Financial. Deposit market share as of June 30, 2014

CNB Growth
Market Growth
Market
Rank
# of
Branches
CNB
Deposits
($000)
CNB Deposit
Market Share
(%)
Year over
Year (%)
5-Year
CAGR (%)
Total
Deposits in
Market
($000)
Year over
Year (%)
5-Year
CAGR (%)
Clearfield, PA
1
10
455,265
33.97
1.39
3.34
1,340,282
1.37
0.03
Erie, PA
5
4
408,166
9.31
(4.35)
24.86
4,382,281
3.64
5.23
Elk, PA
2
4
167,188
24.26
0.93
11.89
689,050
0.22
0.94
Crawford, PA
5
2
136,415
10.74
9.88
-
1,270,313
4.07
3.15
McKean, PA
3
3
122,367
14.90
0.16
11.62
821,456
(0.98)
3.30
Crawford, OH
2
2
120,590
16.81
(9.10)
1.66
717,532
(3.67)
0.82
Franklin, OH
17
3
107,979
0.24
(3.31)
14.18
44,791,832
5.79
8.60
Centre, PA
10
1
84,454
3.23
(0.22)
7.80
2,613,896
(2.49)
4.11
Warren, PA
4
1
58,448
7.50
(2.09)
15.80
778,847
(8.24)
1.92
Cambria, PA
10
1
51,820
1.87
0.20
4.96
2,775,698
0.17
1.47
Jefferson, PA
6
1
50,604
5.71
(16.26)
9.74
885,793
(0.49)
0.67
Knox, OH
6
1
37,364
4.94
1.80
3.97
756,899
2.76
2.92
Morrow, OH
4
1
31,116
15.51
(3.65)
2.86
200,664
1.56
2.09
Richland, OH
13
1
12,113
0.71
12.65
28.21
1,715,231
0.55
1.02
Holmes, OH
8
1
4,789
0.63
66.28
-
760,371
4.09
6.89
Indiana, PA
9
1
2,651
0.11
0.23
-
2,449,716
0.52
3.11
Total
37
1,851,329
2.77
(1.20)
11.52
66,949,861
4.01
6.48

Improved Profitability
* Note 2013 full year net income includes one-time merger costs of $2.4 million (pre-tax) related to the acquisition of FC Banc Corp.
15
0
0
0
0
$5,235
$8,512
$11,316
$15,104
$17,136
$16,679
$23,074
$11,167
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
YTD
Net Income
5-Year
CAGR
+16.1%
0
0
0
0
0.55
0.79
0.87
1.00
1.00
0.88
1.07
1.01
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
YTD
ROAA
0
0
0
0
7.88
12.86
11.62
12.36
12.17
11.38
12.76
11.47
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
YTD
ROAE
0
0
0
0
$0.61
$0.98
$1.06
$1.23
$1.38
$1.29
$1.60
$0.77
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
YTD
Diluted EPS
5-Year
CAGR
+5.8%

Stable Net Interest Margin

0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
YTD
6.72
5.89
5.23
4.84
4.42
4.15
4.43
4.32
4.33
4.00
3.65
3.59
3.49
3.47
3.82
3.71
2.64
2.07
1.78
1.44
1.08
0.79
0.71
0.71
Net Interest Margin
Yield on Interest Earning Assets
Cost of Interest Bearing Liabilities

0
0
0
0
1.29
1.37
1.35
1.48
1.51
1.25
1.28
1.21
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
Allowance for Loan Losses/
Gross Loans
0
0
0
0
0.42
1.17
0.93
1.09
0.85
0.61
0.47
0.58
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
NPAs/Assets
Superior Asset Quality
Source: SNL Financial. NPAs excluded restructured loans. Texas ratio defined as NPA & Loans 90+/
Tangible Common Equity* + Allowance for Loan Losses.
* Please see the Appendix for a reconciliation of non-GAAP financial information
17
0
0
0
0
0.28
0.49
0.56
0.38
0.55
0.39
0.21
0.19
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
YTD
NCOs/Average Loans
0
0
0
0
7.06
20.30
14.82
18.85
16.90
14.00
14.25
13.45
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
Texas Ratio

Strong Capital Levels

* Please see the Appendix for a reconciliation of non-GAAP financial information.
0
0
0
0
5.12
5.08
7.05
7.61
7.63
6.34
7.32
7.31
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
Tangible Common
Equity/Tangible Assets*
0
0
0
0
8.40
7.87
8.81
8.22
8.06
7.96
8.39
8.61
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
Leverage Ratio
0
0
0
0
10.80
10.70
14.13
13.89
14.03
12.51
13.06
12.82
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
Tier 1 Risk Based Ratio
0
0
0
0
12.00
11.95
15.38
15.14
15.28
13.72
14.30
14.00
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2Q15
Total Risk Based Ratio

CNB’s Growth Strategy
Organic / De Novo Growth Strategy
Intend to grow organically in the
FCBank market through new offices
and additional lenders
Continued growth of ERIEBANK by
focusing on retail and commercial
relationship banking as well as
private banking
Continue to open loan production
offices to fill in our markets
Acquisition Strategy
M&A is not a priority in our growth
strategy; however, we will remain
opportunistic and would consider
transactions that would:
Expand our presence into new
markets that fit our business
model (e.g. FCBank)
Bring significant talent
Fill in existing markets

Appendix 20

Non-GAAP Financial Reconciliation
Tangible
common
equity,
tangible
assets
and
tangible
book
value
per
share
are
non-GAAP
financial
measures
calculated
using
GAAP
amounts.
Tangible
common
equity
is
calculated
by
excluding
the
balance
of
goodwill
and
the
core
deposit
intangible
from
the
calculation
of
shareholders’
equity.
Tangible
assets
is
calculated
by
excluding
the
balance
of
goodwill
and
the
core
deposit
intangible
from
the
calculation
of
total
assets.
Tangible
book
value
per
share
is
calculated
by
dividing
tangible
common
equity
by
the
number
of
shares
outstanding.
CNB
believes
that
these
non-GAAP
financial
measures
provide
information
to
investors
that
is
useful
in
understanding
its
financial
condition
because,
in
the
case
of
the
tangible
common
equity
to
tangible
assets
ratio,
the
ratio
is
an
additional
measure
used
to
assess
capital
adequacy
and,
in
the
case
of
tangible
book
value
per
share,
tangible
book
value
per
share
is
an
additional
measure
used
to
assess
the
Corporation’s
value.
Because
not
all
companies
use
the
same
calculations
of
tangible
common
equity
and
tangible
assets,
this
presentation
may
not
be
comparable
to
other
similarly
titled
measures
calculated
by
other
companies.
A
reconciliation
of
these
non-GAAP
financial
measures
is
provided
below
(dollars
in
thousands,
except
share
and
per
share
data).
21
Year ended December 31,
($ in thousands)
2009
2010
2011
2012
2013
2014
2Q15
Total Shareholders' Equity
$69,409
$109,645
$131,889
$145,364
$164,911
$188,548
$192,737
Less Goodwill
10,821

10,821

10,821

10,946

27,194

27,194

27,194

Less Core Deposit Intangible
85

-

-

-

4,583

3,403

2,885

Tangible Common Equity
$58,503
$98,824
$121,068
$134,418
$133,134
$157,951
$162,658
Total Assets
$1,161,591
$1,413,511
$1,602,207
$1,773,079
$2,131,289
$2,189,213
$2,253,789
Less Goodwill
10,821

10,821

10,821

10,946

27,194

27,194

27,194

Less Core Deposit Intangible
85

-

-

-

4,583

3,403

2,885

Tangible Assets
$1,150,685
$1,402,690
$1,591,386
$1,762,133
$2,099,512
$2,158,616
$2,223,710
Total Shareholders' Equity / Total Assets
5.98%
7.76%
8.23%
8.20%
7.74%
8.61%
8.55%
Tangible Common Equity / Tangible Assets
5.08%
7.05%
7.61%
7.63%
6.34%
7.32%
7.31%
Tangible Book Value per Share
$6.68
$8.08
$9.78
$10.77
$9.23
$10.97
$11.29
Ending Shares Outstanding
8,761,273

12,237,261
12,377,318
12,475,904
14,427,780
14,404,416
14,404,466